Exhibit 4.1

COMMON STOCK PAR VALUE $.0001	COMMON STOCK

Certificate		Shares
Number		* * 600620 * * * * * *
ZQ 000223	IMAGE ENTERTAINMENT, INC.	* * * 600620 * * * * *
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	* * * * 600620 * * * *
	100,000,000 AUTHORIZED SHARES $.0001 PAR VALUE	* * * * * 600620 * * *
* * * * * * 600620 * *

THIS CERTIFIES THAT	CUSIP 452439 20 1 SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF

IMAGE ENTERTAINMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by holder’s duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as now or hereafter amended (a copy of which is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.

In Witness Whereof, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President & CEO	DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST CO., INC. (DENVER) TRANSFER AGENT AND REGISTRAR,

Corporate Secretary	By
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

TRANSFER FEE: $25.00 PER CERTIFICATE ISSUED

IMAGE ENTERTAINMENT, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT-	Custodian
		(Cust)	(Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act
(State)
JT TEN - as joint tenants with right of	UNIF TRF MIN ACT	Custodian (until age)
survivorship and not as tenants		(Cust)	(Minor)
in common		under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN IMAGE ENTERTAINMENT, INC., AND COMPUTERSHARE TRUST COMPANY, INC., DATED AS OF OCTOBER 31, 2005 (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF IMAGE ENTERTAINMENT, INC.  UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE.  IMAGE ENTERTAINMENT, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.  UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

Signature(s) Guaranteed:

BY:		Signature:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

			Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.